united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

Stephanie Shearer, Gemini Fund Services, LLC.

80 Arkay Drive, Hauppauge, NY   11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 6/30

Date of reporting period: 12/31/19

Item 1. Reports to Stockholders.

PSI STRATEGIC GROWTH FUND

PSI TACTICAL GROWTH FUND

SEMI-ANNUAL REPORT

December 31, 2019

1-888-9-BUYPSI

(1-888-928-9774)

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the PSI Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC

Member FINRA

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.portstrat.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically or to continue receiving paper copies of shareholder reports, which are available free of charge, by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

Dear Shareholder:

We are pleased to present the semi-annual report for the two Portfolio Strategies, Inc. (PSI) Mutual Funds for the six months ended December 31, 2019.

Our goal is to help investors with investments that can lower their portfolio’s correlation to the overall markets and provide the opportunity for gains. To that end, we have created two different PSI Funds which attempt to achieve that goal: PSI Strategic Growth Fund and PSI Tactical Growth Fund.

Here is a brief overview of each Fund:

Strategic Growth Fund: FXSAX

Investment Strategy

The Strategic Growth Fund seeks to provide growth using mainly equity investments. The Fund primarily seeks long-term capital appreciation and secondarily, capital preservation. When markets reach extreme levels of volatility, the Fund can use cash as an asset class to reduce that volatility.

The third quarter of 2019 turned out to be a trendless sideways market. By the end of the quarter the market failed to penetrate its July 26 high and the S&P 500 index finished up a meager 1.70% for the quarter. Despite the narrow trading range, there was still significant volatility on a daily basis making it a tough environment for Strategic Growth. The often sharp daily market reversals, up and down, were triggered by the one thing we really cannot predict: Trump’s tweets. By now, we all know the pattern: Trump tweets something antagonistic about trade (in particular) or the Fed (with less impact)—the algorithm trade systems reads the tweets and sells—triggering the momentum traders to follow suit. In August alone, which was a busy month for Trump’s Twitter account, the S&P 500 posted 11 moves of more than 1% in 22 trading sessions. To make matters worse, there was a flight to safety in response to the uncertainty around trade policy and global growth, which worsened the inversion of the yield curve and led to more market volatility.

While none of this is new, what was different about the third quarter (and into the beginning of the fourth quarter), was the type of signal that kept the Fund in the market. Unlike most of our signals, the combinations on a buy during this time was mostly composed of intermediate-term and long-term systems. (The vast majority of the Fund’s signals combine an intermediate- or long-term filter trading system with a short-term trigger system). Because this combination potentially has a longer trade duration than most of the Fund’s signals (thus exposing it to more risk), some have tight trading system stops on the signal. As a result, we were kicked out of the market during inopportune times—as the market had a knee-jerk response to news events.

Sometimes people ask if we know this is happening, why we don’t change the system. And, our answer is always the same: because Tactical Growth works on historical probabilities. All of our composite buy/sell signals are back-tested 30+ years, with some trading systems having a history going back more than 70 years. We select signals based on what has produced winning trades historically, in all market environments. For now, what we believe we have is a short-term anomaly (more than three years of Trump’s tweets) that is disrupting normal patterns (which, over decades, range in the hundreds). The preponderance of evidence, for now, still is on the side of the back-tests.

3193-NLD-2/7/2020

Overall, we were disappointed that we missed a lot of the September rally, after having locked in some of the tariff tweet losses, but there are sure to be more opportunities in the future to catch up. With a 62% actual win rate, the odds are in our favor. The Fund returned -3.75% for the third quarter of 2019. The third quarter return for the BarclayHedge Equity Long/Short Index was -1.00%.

December of 2018 left investors a little shell shocked, as they woke up from the nightmare before Christmas market correction that left many concerned that a recession was imminent. We, however, were not one of them. After dodging 30% of fourth quarter of 2018’s dip, we felt there was “reason to exhale,” spotting a rare breadth thrust breakout. While Lowry’s research only identified nine breadth thrust1 instances going back to 1940 (a small sample), the average one-year gain after a breadth thrust at the time was 30.07%. With the S&P 500 up 31.49% for the year in 2019, that historical pattern proved prescient.

While 2019 was a great year for the Strategic Growth Fund in terms of raw returns, we still fell short of our goal—which is to capture 80% of the market upside, while avoiding at least 50% of its downside. If this can be achieved, then you’ll be 35% ahead of the market. We aim to do this through technical analysis, which helps us identify patterns in the market through combining trading systems, or combos, to create a signal. These signals typically generate short-term trades (usually under 10 days), designed to (hopefully) capture rallies. If you can win more trades than you lose, overtime, your short-term gains should compound into superior long-term results. The Fund, now with 17½ years of research history behind it, has historically done just that: with a 61.5% win rate, and an average trade gain of 3.66% (compared to an average loss of 2.29%). This is how we have continued to provide positive returns. And, looking across time, the Fund is still on pace with our objective.

However, this year we fell short, capturing more like 60% of the market upside, despite having an extremely strong fourth quarter, where we captured around 90%. The Fund was up 7.73% for the fourth quarter of 2019. The fourth quarter return for the BarclayHedge Equity Long/Short Index was 3.61%.

We’ve identified two general reasons for this year’s underperformance. First, active funds like Strategic Growth aim to win by not losing. During exceptionally strong bull markets, like 2019 turned out to be, there’s often little upside to being out of the market when it’s going straight up. Still, with the Fund invested 85% of the year, it’s clear that our trading combos/signals were able to recognize the incredible environment we were in. The issue in 2019 had more to do about when we exited the market than when we entered, which leads us to our second reason for underperformance. Having longer trade durations than the average combo, many of the Fund’s buy signals that kept us in the market this year were a combination of long- and intermediate-term trading systems. Because of the greater risk associated with longer signals that lock us in the market, we often have internal stops on these signals, ranging from 1.5% to 3%. Given the extreme volatility around China trade news, this, while an appropriate stop historically, proved less beneficial in this bull market.

The Strategic Growth Fund returned 3.69% for the six month period ending December 31, 2019. The six month return for the BarclayHedge Equity Long/Short Index (the benchmark used for the Strategic Growth Fund) was 2.77% for the same period.

[1]	Breadth thrust: The indicator signals the start of a potential new bull market when it moves from a level of below 40% (indicating an oversold market) to a level above 61.5% within any 10-day period. This is a rarely occurring sentiment, which carries tremendous import with market watchers.

3193-NLD-2/7/2020

Tactical Growth Fund: FXTAX

Investment Strategy

The Tactical Growth Fund seeks to provide investors with a combination of multiple disciplines in one account. The Fund primarily seeks total return from income and capital appreciation and secondarily, capital preservation.

Tactical Growth’s performance was frustrating during the third quarter of 2019, to be honest. Numbers-wise, the Fund returned -5.16% for the quarter, compared to the S&P 500 (representing the general market) which had a 1.70% gain. While there are always times the market in general outperforms the Fund (typically, in straight-up bull market runs), in this case, it was the haphazard nature of the market during the quarter that caused the most frustration.

While movements in the market are, by definition, random, there is somewhat of a calendar that the market follows. Economic releases, earnings releases, and speeches/news conferences tend to be known well in advance and one can prepare for what might be announced. On the other hand, what was typical during the third quarter, was midnight tweets on trade by the President, and impromptu announcements by some of the Federal Reserve policymakers that caught the market (and the Fund) off-guard. While we might have been positioned correctly in the morning, once the random announcement came out, the market turned and a profitable position became a losing position.

These types of events tend to happen at critical points in the market; that is, market participants right now are not very confident in their opinion of the market and tend to change their minds on a moment’s (or a tweet’s) notice. Tactical Growth is diversified by design and is ready to withstand any potential shocks. The Fund returned -5.16% for the third quarter. The third quarter return for the BarclayHedge Global Macro Index was 0.93%.

The year 2019 may mark a turning point in the market. Not necessary just from a bull/bear point of view, but rather from the Federal Reserve’s impact on the market. If you look at the S&P 500, and overlay the actions of the Federal Reserve on top of it (either easing or tightening), you can draw out the turning points in the market quite accurately. We have talked in the past about the power of the Federal Reserve to move the market; this past year proved to be an excellent example. Of course, hindsight is 20/20 and given our ever increasing budget deficit, national debt, record long economic expansion, and record low interest rates, it remains to be seen if they can avert the next recession as easily as they goosed the markets in 2019.

When you get a bull year as 2019 turned out to be (up 30%), any time out of the market, or diversified into less risky assets simply act as a drag on performance. Sometimes buy-and-hold is the best strategy—if you ignore risk. And therein lies the caveat. Being mindful of the exit sometimes means that we miss out on some of the gains. As market logic tends to go, the times you feel most tempted to give in to buy-and-hold are the most risky times in the market. Some self-examination may be in order as we turn the calendar on a new year and a new decade.

The Tactical Growth Fund was up 4.69% for the fourth quarter of 2019 and returned -0.71% for the six month period ending December 31, 2019. The fourth quarter return for the BarclayHedge Global Macro Index (the benchmark used for the Tactical Growth Fund) was -0.35% and its six month return was 0.37%.

We continue to have confidence that over-exposure to mutual funds such as ours can help to preserve capital during this potentially volatile period. With that said, we strongly suggest that you meet with your financial adviser to discuss your portfolio to help meet your individual investment needs and your future goals relative to your risk-tolerance level.

3193-NLD-2/7/2020

Thank you for your continued confidence and support.

Sincerely,

David Jajewski

President

Definitions

The indices shown are for informational purposes only and are not reflective of any investment. As it is not possible to invest in the indices, the data shown does not reflect or compare features of an actual investment, such as its objectives, costs and expenses, liquidity, safety, guarantees or insurance, fluctuation of principal or return, or tax features. Past performance is no guarantee of future results.

BarclayHedge Equity Long/Short Index: The BarclayHedge Equity Long/Short Index represents funds involving equity-oriented strategies that invest in both the long and short sides of the market. The objective is not to be market neutral. Managers have the ability to shift from value to growth, from small to medium to large capitalization stocks, and from a net long position to a net short position. Managers may use futures and options to hedge. The focus may be regional or sector specific.

BarclayHedge Global Macro Index: The BarclayHedge Global Macro Index represents a measure of the average return of the macro geared/strategized hedge funds within the Barclay database whose positions reflect the direction of the overall market as attributed to major economic trends and/or events. The portfolios of these funds comprise an offering of stocks, bonds, currencies, and commodities in the form of cash or derivative instruments. A majority of these funds invest globally in both developed and emerging markets.

S&P 500 Index: The S&P 500 Index is a market capitalization-weighted index of 500 widely held stocks often used as a proxy for the stock market. It measures the movement of the largest issues. You cannot invest directly in an index.

Investments cannot be made in an index. Unmanaged index returns do not reflect any fees, expenses or sales charges. Past performance is no guarantee of future results.

3193-NLD-2/7/2020

PSI Strategic Growth Fund
PORTFOLIO REVIEW (Unaudited)
December 31, 2019

The Fund’s performance figures* for the periods ended December 31, 2019, compared to its benchmarks:

				Inception** -
	Six Months	One Year	Five Year	December 31, 2019
PSI Strategic Growth Fund - Class A	3.69%	17.09%	1.74%	2.61%
PSI Strategic Growth Fund - Class A with load	(2.23)%	10.38%	0.54%	1.96%
S&P 500 Total Return Index ***	10.92%	31.49%	11.70%	14.94%
BarclayHedge Equity Long/Short Index ****	2.77%	6.93%	3.23%	4.52%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than 1 year are annualized. Per the fee table in the Fund’s October 28, 2019 prospectus, the total annual operating expense before waivers for the Fund’s Class A shares is 2.75%. The maximum sales load imposed on purchases is 5.75%, while the maximum deferred sales load is 1.00%. For performance information current to the most recent month-end, please call 1-888-928-9774.

**	Inception date is August 23, 2010.

***	The S&P 500 Total Return Index is an unmanaged capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks representing all major industries. Investors cannot invest directly in an index.

****	The BarclayHedge Equity Long/Short Index is an index of hedge funds which use a directional strategy that involves equity-oriented investing on both the long and short sides of the market. The objective is not to be market neutral. Managers have the ability to shift from value to growth, from small to medium to large capitalization stocks, and from a net long position to a net short position. Managers may use futures and options to hedge. The focus may be regional or sector specific. Investors cannot invest directly in an index.

Portfolio Composition as of December 31, 2019:

% of Net Assets
Exchange Traded Funds	96.2%
Other Assets Less Liabilities, Net	3.8%
100.0%

Please refer to the Portfolio of Investments in this semi-annual report for a detailed listing of the Fund’s holdings.

PSI Tactical Growth Fund
PORTFOLIO REVIEW (Unaudited)
December 31, 2019

The Fund’s performance figures* for the periods ended December 31, 2019, compared to its benchmarks:

				Inception** -
	Six Months	One Year	Five Year	December 31, 2019
PSI Tactical Growth Fund - Class A	(0.71)%	7.00%	0.78%	2.02%
PSI Tactical Growth Fund - Class A with load	(6.45)%	0.80%	(0.41)%	1.38%
S&P 500 Total Return Index ***	10.92%	31.49%	11.70%	14.94%
BarclayHedge Global Macro Index ****	0.37%	7.14%	1.86%	2.41%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than 1 year are annualized. Per the fee table in the Fund’s October 28, 2019 prospectus, the total annual operating expense before waivers for the Fund’s Class A shares is 3.13%. The maximum sales load imposed on purchases is 5.75%, while the maximum deferred sales load is 1.00%. For performance information current to the most recent month-end, please call 1-888-928-9774.

**	Inception date is August 23, 2010.

***	The S&P 500 Total Return Index is an unmanaged capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks representing all major industries. Investors cannot invest directly in an index.

****	The BarclayHedge Global Macro Index carries long and short positions in any of the world’s major capital or derivative markets. These positions reflect Global Macro managers views on overall market direction as influenced by major economic trends and or events. The portfolios of these funds can include stocks, bonds, currencies, and commodities in the form of cash or derivatives instruments. Most funds invest globally in both developed and emerging markets. Investors cannot invest directly in an index.

Portfolio Composition as of December 31, 2019:

% of Net Assets
Exchange Traded Funds	74.8%
Common Stock	17.2%
Mutual Funds	6.6%
Other Assets Less Liabilities, Net	1.4%
100.0%

Please refer to the Portfolio of Investments in this semi-annual report for a detailed listing of the Fund’s holdings.

PSI Strategic Growth Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
December 31, 2019

Shares		Fair Value
	EXCHANGE TRADED FUNDS - 96.2%
	BOND FUNDS - 10.2%
52,675	Invesco Ultra Short Duration ETF	$2,653,767

	LARGE CAP GROWTH FUNDS - 86.0%
20,429	iShares Core S&P 500 ETF	6,603,470
219,451	Proshares Short S&P500 ETF	5,269,019
157,071	Proshares UltraShort S&P500 ETF	3,904,785
22,365	Vanguard S&P 500 ETF	6,615,566
		22,392,840

	TOTAL EXCHANGE TRADED FUNDS (Cost - $24,350,231)	25,046,607

	TOTAL INVESTMENTS - 96.2% (Cost - $24,350,231)	$25,046,607
	OTHER ASSETS LESS LIABILITIES - NET - 3.8%	993,922
	NET ASSETS - 100.0%	$26,040,529

ETF - Exchange Traded Fund

See accompanying notes to financial statements.

PSI Tactical Growth Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
December 31, 2019

Shares		Fair Value
	COMMON STOCK - 17.2%
	BEVERAGES - 2.0%
1,537	Coca-Cola Co.	$85,073
2,951	Keurig Dr Pepper, Inc.	85,431
619	PepsiCo., Inc.	84,599
		255,103
	COSMETICS - 0.7%
675	Procter & Gamble Co.	84,308

	ELECTRIC - 2.7%
1,566	Alliant Energy Corp.	85,692
936	Duke Energy Corp.	85,373
1,188	NorthWestern Corp.	85,144
1,339	Southern Co.	85,294
		341,503
	ENVIRONMENTAL CONTROL - 1.3%
941	Republic Services, Inc.	84,342
747	Waste Management, Inc.	85,128
		169,470
	FOOD - 3.3%
1,877	Hormel Foods Corp.	84,671
1,229	Kellogg Co.	84,998
495	McCormick & Co., Inc.	84,016
1,538	Mondelez International, Inc.	84,713
991	Sysco Corp.	84,770
		423,168
	HOUSEHOLD PRODUCT/WARES - 1.3%
554	Clorox Co.	85,061
617	Kimberly-Clark Corp.	84,868
		169,929
	MISCELLANEOUS - 0.7%
479	3M Co.	84,505

	PHARMACEUTICALS - 2.6%
1,651	Cardinal Health, Inc.	83,508
647	Eli Lilly & Co.	85,035
584	Johnson & Johnson	85,188
2,162	Pfizer, Inc.	84,707
		338,438
	RETAIL - 1.3%
429	McDonald’s Corp.	84,775
964	Starbucks Corp.	84,755
		169,530
	TELECOMMUNICATIONS - 1.3%
2,162	AT&T, Inc.	84,491
1,383	Verizon Communications, Inc.	84,916
		169,407

	TOTAL COMMON STOCK (Cost - $2,210,218)	2,205,361

See accompanying notes to financial statements.

PSI Tactical Growth Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
December 31, 2019

Shares		Fair Value
	EXCHANGE TRADED FUNDS - 74.8%
	BOND FUNDS - 39.9%
18,886	iShares 20+ Year Treasury Bond ETF	$2,558,675
29,110	iShares iBoxx $ High Yield Corporate Bond ETF	2,559,934
		5,118,609
	SPECIALTY FUNDS - 34.9%
9,208	First Trust Dow Jones Internet Index Fund *	1,281,017
18,443	iShares MSCI EAFE ETF	1,280,682
5,271	ProShares Ultra QQQ ETF	642,482
13,457	SPDR S&P Biotech ETF	1,279,895
		4,484,076

	TOTAL EXCHANGE TRADED FUNDS (Cost - $9,598,395)	9,602,685

	MUTUAL FUNDS - 6.6%
32,014	Eaton Vance Floating-Rate Fund - Institutional Class	283,320
37,936	Invesco Oppenheimer Senior Floating Rate Fund - Class I	283,379
39,525	Ivy High Income Fund - Class I	282,605
	TOTAL MUTUAL FUNDS (Cost - $849,000)	849,304

	TOTAL INVESTMENTS - 98.6% (Cost - $12,657,613)	$12,657,350
	OTHER ASSETS LESS LIABILITIES - NET - 1.4%	179,702
	NET ASSETS - 100.0%	$12,837,052

*	Non-income producing security.

ETF - Exchange Traded Fund

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)
December 31, 2019

	PSI	PSI
	Strategic Growth	Tactical Growth
	Fund	Fund
ASSETS
Investment securities:
At cost	$24,350,231	$12,657,613
At value	$25,046,607	$12,657,350
Cash & Cash Equivalents	3,133,307	270,949
Receivable for securities sold	13,677,504	14,998,225
Receivable for Fund shares sold	7,236	328
Dividends and interest receivable	9,174	4,057
Prepaid expenses and other assets	14,981	11,486
TOTAL ASSETS	41,888,809	27,942,395

LIABILITIES
Payable for securities purchased	15,803,551	15,078,618
Payable for Fund shares redeemed	4	111
Investment advisory fees payable	10,199	95
Payable to related parties	8,002	7,882
Distribution (12b-1) fees payable	4,283	2,604
Accrued expenses and other liabilities	22,241	16,033
TOTAL LIABILITIES	15,848,280	15,105,343
NET ASSETS	$26,040,529	$12,837,052

Net Assets Consist Of:
Paid in capital ($0 par value, unlimited shares authorized)	$27,134,282	$14,263,660
Accumulated losses	(1,093,753)	(1,426,608)
NET ASSETS	$26,040,529	$12,837,052

Net Asset Value Per Share:
Class A Shares:
Net Assets	$26,040,529	$12,837,052
Shares of beneficial interest outstanding	2,557,172	1,459,025
Net asset value (Net assets ÷ Shares outstanding) and redemption price per share	$10.18	$8.80
Maximum offering price per share (maximum sales charges of 5.75%)	$10.80	$9.34

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
For the Six Months Ended December 31, 2019

	PSI	PSI
	Strategic Growth	Tactical Growth
	Fund	Fund
INVESTMENT INCOME
Dividends	$175,830	$118,638
Interest	5,003	2,536
TOTAL INVESTMENT INCOME	180,833	121,174

EXPENSES
Investment advisory fees	98,894	63,908
Distribution (12b-1) fees	24,723	15,977
Administrative services fees	20,152	23,319
Registration fees	15,909	14,180
Shareholder service fees	15,018	9,770
Accounting services fees	12,324	10,426
Transfer agent fees	10,333	8,856
Trustees’ fees	8,254	7,988
Compliance officer fees	6,353	4,921
Audit fees	6,350	10,134
Legal fees	4,020	4,706
Printing expenses	3,340	1,840
Custodian fees	2,730	2,576
Other expenses	484	629
TOTAL EXPENSES	228,884	179,230
Less: Fees waived by Advisor	(40,739)	(57,866)
NET EXPENSES	188,145	121,364
NET INVESTMENT LOSS	(7,312)	(190)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized income (loss) from security transactions	506,306	(63,365)
Net change in unrealized appreciation (depreciation) on investments	51,728	(73,304)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	558,034	(136,669)

NET INCREASE (DECREASE) IN NET ASSETS	$550,722	$(136,859)

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	PSI Strategic		PSI Tactical
	Growth Fund		Growth Fund

	For the	For the	For the	For the
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	December 31, 2019	June 30, 2019	December 31, 2019	June 30, 2019
	(Unaudited)		(Unaudited)
FROM OPERATIONS
Net investment income (loss)	$(7,312)	$(73,535)	$(190)	$431,655
Net realized gain (loss) from security transactions	506,306	1,769,357	(63,365)	(118,888)
Distributions of realized gains by underlying investment companies	—	—	—	85,103
Net change in unrealized appreciation (depreciation) on investments	51,728	702,959	(73,304)	(336,280)
Net increase (decrease) in net operations	550,722	2,398,781	(136,859)	61,590

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid	(1,488,891)	—	(606,022)	(1,096,296)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	9,970,806	20,937,833	844,051	1,596,953
Net asset value of shares issued in reinvestment of distributions	1,484,024	—	605,540	1,095,556
Payments for shares redeemed	(5,765,266)	(21,211,275)	(1,498,730)	(4,813,345)
Net increase (decrease) in net assets from shares of beneficial interest	5,689,564	(273,442)	(49,139)	(2,120,836)

TOTAL INCREASE (DECREASE) IN NET ASSETS	4,751,395	2,125,339	(792,020)	(3,155,542)

NET ASSETS
Beginning of Period	21,289,134	19,163,795	13,629,072	16,784,614
End of Period *	$26,040,529	$21,289,134	$12,837,052	$13,629,072

SHARE ACTIVITY
Class A:
Shares Sold	935,160	2,252,800	91,910	168,394
Shares Reinvested	144,360	—	68,500	127,836
Shares Redeemed	(568,816)	(2,239,777)	(167,582)	(510,428)
Net increase (decrease) in shares of beneficial interest outstanding	510,704	13,023	(7,172)	(214,198)

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	PSI Strategic Growth Fund

	For the		For the	For the	For the	For the	For the
	Six months Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Class A Shares	December 31, 2019		June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015
	(Unaudited)
Net asset value, beginning of period	$10.40		$9.42	$10.49	$9.43	$10.19	$10.71
Activity from investment operations:
Net investment loss (1)	(0.00	) (2)	(0.03)	(0.13)	(0.12)	(0.15)	(0.11)
Net realized and unrealized gain (loss) on investments	0.39		1.01	(0.83)	1.25	(0.50)	(0.28)
Total from investment operations	0.39		0.98	(0.96)	1.13	(0.65)	(0.39)
Paid-in-Capital from redemption fees	—		—	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)
Less distributions from:
Net investment income	—		—	0.00 (2)	—	—	—
Net realized gains	(0.61)		—	(0.11)	(0.07)	(0.11)	(0.13)
Total distributions	(0.61)		—	(0.11)	(0.07)	(0.11)	(0.13)
Net asset value, end of period	$10.18		$10.40	$9.42	$10.49	$9.43	$10.19
Total return (3)	3.69	% (5)	10.40%	(9.33)%	12.03%	(6.45)%	(3.68)%
Net assets, end of period (000’s)	$26,041		$21,289	$19,164	$20,983	$30,169	$29,355
Ratio of gross expenses to average net assets (4)	2.31	% (6)	2.28%	2.20%	2.21%	1.98%	2.08%
Ratio of net expenses to average net assets (4)	1.90	% (6)	1.90%	1.90%	1.90%	1.90%	1.90%
Ratio of net investment loss to average net assets (4)	(0.07	)% (6)	(0.35)%	(1.12)%	(1.24)%	(1.49)%	(0.93)%
Portfolio Turnover Rate	1536	% (5)	5155%	6067%	5910%	5232%	3517%

(1)	Per share amounts calculated using the average share method, which appropriately presents the per share data for the period.

(2)	Amount represents less than $0.01 per share.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(4)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(5)	Not annualized.

(6)	Annualized.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS (Continued)

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	PSI Tactical Growth Fund

	For the		For the	For the	For the		For the	For the
	Six months Ended		Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
Class A Shares	December 31, 2019		June 30, 2019	June 30, 2018	June 30, 2017		June 30, 2016	June 30, 2015
	(Unaudited)
Net asset value, beginning of period	$9.30		$9.99	$9.46	$9.19		$10.17	$10.67
Activity from investment operations:
Net investment income (loss) (1)	(0.00	) (2)	0.27	0.18	(0.00	) (2)	(0.05)	0.00 (2)
Net realized and unrealized gain (loss) on investments	(0.06)		(0.24)	0.52	0.27		(0.89)	(0.09)
Total from investment operations	(0.06)		0.03	0.70	0.27		(0.94)	(0.09)
Paid-in-Capital from redemption fees	—		—	—	0.00	(2)	0.00 (2)	0.00 (2)
Less distributions from:
Net investment income	(0.03)		(0.33)	(0.17)	—		(0.04)	(0.02)
Net realized gains	(0.41)		(0.39)	—	—		—	(0.39)
Total distributions	(0.44)		(0.72)	(0.17)	—		(0.04)	(0.41)
Net asset value, end of period	$8.80		$9.30	$9.99	$9.46		$9.19	$10.17
Total return (3)	(0.71	)% (5)	0.88%	7.43%	2.94%		(9.20)%	(0.81)%
Net assets, end of period (000’s)	$12,837		$13,629	$16,785	$18,493		$24,254	$12,640
Ratio of gross expenses to average net assets (4)	2.81	% (6)	2.58%	2.43%	2.10%		2.48%	2.42%
Ratio of net expenses to average net assets (4)	1.90	% (6)	1.90%	1.90%	1.90%		1.90%	1.90%
Ratio of net investment income (loss) to average net assets (4)	(0.00	)% (6)	2.86%	1.79%	(0.05)%		(0.57)%	(0.04)%
Portfolio Turnover Rate	3788	% (5)	6333%	5702%	5656%		5609%	5473%

(1)	Per share amounts calculated using the average share method, which appropriately presents the per share data for the period.

(2)	Amount represents less than $0.01 per share.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(4)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(5)	Not annualized.

(6)	Annualized.

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unuadited)
December 31, 2019

1.	ORGANIZATION

The PSI Strategic Growth Fund (“SGF”) and the PSI Tactical Growth Fund (“TGF”) (each a “Fund” and collectively the “Funds”) are each a series of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. SGF and TGF are diversified funds. SGF primarily seeks long-term capital appreciation and secondarily, capital preservation. TGF primarily seeks total return from income and capital appreciation and secondarily, capital preservation.

The Funds each currently offer Class A shares. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Class A shares are also subject to a maximum deferred sales charge of 1.00% on purchases of $1 million or more if redeemed within 18 months of purchase. Prior to June 5, 2018, the Funds were subject to a redemption fee of 2.00% of the amount redeemed if sold within 30 days of purchase.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standards Update (“ASU”) 2013-08.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Options contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the day of valuation. Option contracts not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean between the current bid and ask prices on the day of valuation. Index options shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (“the Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities.

When market quotations are not readily available or are determined to be unreliable, the Funds may value securities at their fair value as determined in good faith by a Fair Value committee as described below and in accordance with the Trust’s fair value procedures. The Board will review the fair value method in use for securities requiring a fair value determination at least quarterly. The fair value procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the NYSE close. The independent pricing service does not distinguish between smaller-sized bond positions known as “oddlots” and larger institutional-sized bond positions known as “round lots”. The Fund may fair value a particular bond if the adviser does not believe that the round lot value provided by the independent pricing service reflects fair value of the Fund’s holding. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
December 31, 2019

Each Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the applicable Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the applicable Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds – The Funds may invest in portfolios of open-end or closed-end investment companies (“underlying funds”). Open-end investment companies are valued at their respective net asset values as reported by such investment companies. Open-end investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of the underlying funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. Investments in closed-end investment companies are valued at their last sales price. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
December 31, 2019

The Funds utilize various methods to measure the fair value of all of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2019 for the Funds’ investments measured at fair value:

PSI Strategic Growth Fund

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$25,046,607	$—	$—	$25,046,607
Total	$25,046,607	$—	$—	$25,046,607

PSI Tactical Growth Fund

Assets*	Level 1	Level 2	Level 3	Total
Common Stock	$2,205,361	$—	$—	2,205,361
Exchange Traded Funds	9,602,685	—	—	9,602,685
Mutual Funds	849,304	—	—	849,304
Total	$12,657,350	$—	$—	$12,657,350

The Funds did not hold any Level 3 securities during the period.

*	Refer to the Portfolios of Investments for security classifications.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Dividends that represent long term capital gain distributions from underlying investments are reclassified out of dividend income and presented separately for financial reporting purposes. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
December 31, 2019

Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and may be actively traded or represent a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Each ETF is subject to specific risks, depending on the nature of the ETF. Additionally, ETFs have fees and expenses that reduce their value.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset value per share of the Funds. Dividends and distributions to shareholders are recorded on ex-dividend date.

Federal Income Taxes – It is the Funds’ policy to qualify as regulated investment companies by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their taxable income and net realized gains to shareholders. Therefore, no Federal income tax provision is required. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years of 2017 through 2019, or expected to be taken in the Funds’ June 30, 2020 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal, state of Ohio, and foreign jurisdictions where the Funds make significant investments; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Funds recognize interest and penalties related to unrecognized tax benefits in interest and other expenses, respectively. For the year ended June 30, 2019, the Funds did not have any interest or penalties.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Cash and Cash Equivalents – Cash and cash equivalents include cash and overnight investments in interest-bearing demand deposits with a financial institution with original maturities of three months or less. As of December 31, 2019, SGF and TGF held $3,133,307 and $270,949, respectively, in overnight sweep accounts with Union Bank. These instruments are classified as cash and cash equivalents.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
December 31, 2019

3.	INVESTMENT TRANSACTIONS

For the six months ended December 31, 2019, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments amounted to the following:

Fund	Purchases	Sales
PSI Strategic Growth Fund	$302,743,205	$298,642,370
PSI Tactical Growth Fund	463,461,812	463,907,044

4.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

At December 31, 2019, the aggregate cost for federal tax purposes, which differs from fair value by net unrealized appreciation (depreciation) of securities, are as follows:

				Net Unrealized
		Gross Unrealized	Gross Unrealized	Appreciation/
Fund	Tax Cost	Appreciation	Depreciation	(Depreciation)
PSI Strategic Growth Fund	$26,638,986	$719,002	$(2,311,381)	$(1,592,379)
PSI Tactical Growth Fund	13,979,541	10,638	(1,332,829)	(1,322,191)

5.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Portfolio Strategies, Inc. serves as the Funds’ investment adviser (the “Adviser”). Pursuant to an advisory agreement with the Trust, on behalf of each Fund, the Adviser, under the oversight of the Board, directs the daily operations of the Funds and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Funds pay the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the average daily net assets of SGF and TGF.

During the six months ended December 31, 2019, the advisory fees accrued for the Funds were as follows:

Fund	Advisory Fees
PSI Strategic Growth Fund	$98,894
PSI Tactical Growth Fund	63,908

Pursuant to an operating expenses limitation agreement (“Waiver Agreement”), the Adviser has contractually agreed, at least until October 31, 2020 to waive a portion of its advisory fees and if necessary, reimburse the Funds for other expenses to the extent necessary so that the total expenses incurred by the Funds (excluding any front end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes or extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor)), not incurred in the ordinary course of the Funds’ business) do not exceed 1.90% per annum for the SGF and TGF.

During the six months ended December 31, 2019, the Advisor waived fees for the Funds as follows:

Fund	Waiver
PSI Strategic Growth Fund	$40,739
PSI Tactical Growth Fund	57,866

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
December 31, 2019

Any waiver or reimbursement by the Adviser is subject to repayment by a Fund within the three years from the date the Adviser waived any payment or reimbursed any expense, if the Fund is able to make the repayment without exceeding the lesser of the expense limitation in place at the time of the waiver or the current expense limitation and the repayment is approved by the Board.

Cumulative expenses subject to recapture pursuant to the aforementioned conditions as of June 30, 2019 will expire on June 30 of the following years:

Fund	June 30, 2020	June 30, 2021	June 30, 2022
PSI Strategic Growth Fund	$70,202	$65,872	$79,077
PSI Tactical Growth Fund	43,237	93,753	102,178

The Trust, with respect to the Funds, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”) for Class A shares. The Plan provides that a monthly service fee is calculated by SGF and TGF at an annual rate of up to 0.40% of its average daily net assets, however, the Board has approved a current rate of 0.25% of net assets. Pursuant to the Plan, each of these Funds may compensate the securities dealers or other financial intermediaries, financial institutions, investment advisers, and others for activities primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing shareholders. The Plan further provides for periodic payments to brokers, dealers and other financial intermediaries, including insurance companies, for providing shareholder services and for promotional and other sales-related costs. During the six months ended December 31, 2019, SGF and TGF were charged $24,723 and $15,977, respectively, pursuant to the Plan.

The Northern Lights Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. For the six months ended December 31, 2019, SGF and TGF did not incur any underwriting commissions.

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Gemini Fund Services, LLC (“GFS”)

GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Funds pay GFS customary fees for providing administration, fund accounting and transfer agency services to the Funds. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”)

NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

Blu Giant, LLC (“Blu Giant”)

Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

On February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of GFS and its affiliated companies including NLD, NLCS and Blu Giant (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
December 31, 2019

Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

6.	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

SGF currently seeks to achieve its investment objective by investing a portion of its assets in iShares Core S&P 500 ETF and Vanguard S&P 500 ETF. The ETFs are registered open-end investment companies incorporated in the USA. The Fund may redeem its investment from the ETFs at any time if the Adviser determines that it is in the best interest of the Fund and its shareholders to do so.

The performance of the Fund will be directly affected by the performance of the above listed open-end investment companies. The annual reports of the open-end investment companies, along with the report of the independent registered public accounting firm are included in the companies N-CSR available at ‘www.sec.gov’ or on the websites “www.ishares.com” and “www.vanguard.com”. As of December 31, 2019, SGF invested approximately 25.4% of its assets in each of iShares Core S&P 500 ETF and Vangaurd S&P 500 ETF.

7.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a portfolio creates presumption of control of the portfolio under section 2(a)(9) of the 1940 Act. As of December 31, 2019, National Financial Services LLC. held 31.43% of the voting securities of SGF and E*TRADE Savings Bank held 41.11% and 73.10% of the voting securities of SGF and TGF, respectively. The Trust has no knowledge as to whether all or any portion of shares owned of record by National Financial Services LLC and E*TRADE Savings Bank are also owned beneficially and, therefore, may be deemed to control the applicable Funds.

8.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the years ended June 30, 2019 and June 30, 2018 was as follows:

	For the year ended June 30, 2019

	Ordinary	Long-Term
	Income	Capital Gains	Total
PSI Tactical Growth Fund	1,092,011	4,285	1,096,296

	For the year ended June 30, 2018

	Ordinary	Long-Term
	Income	Capital Gains	Total
PSI Strategic Growth Fund	225,645	—	225,645
PSI Tactical Growth Fund	290,458	18,673	309,131

As of June 30, 2019, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Appreciation/	Accumulated
	Income	Gains	Late Year Loss	Forwards	(Depreciation)	Earnings/(Deficits)
PSI Strategic Growth Fund	$1,488,523	$—	$—	$—	$(1,644,107)	$(155,584)
PSI Tactical Growth Fund	525,810	39,350	—	—	(1,248,887)	(683,727)

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
December 31, 2019

The difference between book basis and tax basis unrealized appreciation (depreciation) and accumulated net realized gains (losses) from investments is primarily attributable to the tax deferral of losses on wash sales.

9.	NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued ASU No. 2018-13, which changed certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removed the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. These amendments have been adopted within these financial statements.

10.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

EXPENSE EXAMPLES (Unaudited)
December 31, 2019

As a shareholder of the PSI Strategic Growth Fund or the PSI Tactical Growth Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, and contingent deferred sales charges (loads) on certain redemptions; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 through December 31, 2019.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid during Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
Actual	7/1/19	12/31/19	7/1/19 – 12/31/19	7/1/19 – 12/31/19
PSI Strategic Growth Fund	$1,000.00	$1,036.90	$9.73	1.90%
PSI Tactical Growth Fund	$1,000.00	$ 992.90	$9.52	1.90%

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period*	During Period**
(5% return before expenses)	7/1/19	12/31/19	7/1/19 – 12/31/19	7/1/19 – 12/31/19
PSI Strategic Growth Fund	$1,000.00	$1,015.58	$9.63	1.90%
PSI Tactical Growth Fund	$1,000.00	$1,015.58	$9.63	1.90%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (366).

**	Annualized.

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-888-928-9774 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-928-9774.

INVESTMENT ADVISOR
Portfolio Strategies, Inc.
621 Pacific Avenue, Suite 15
Tacoma, WA 98402

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 2/27/20

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 2/27/20

By (Signature and Title)

/s/ James Colantino

James Colantino, Principal Financial Officer/Treasurer

Date 2/27/20